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                                                                    Exhibit 23.2

                       [Letterhead of KPMG Peat Marwick LLP]

                             Accountants' Consent

The Board of Directors
True North Communications, Inc.:

     We consent to the use of our reports incorporated by reference herein.


                                                     /s/ KPMG Peat Marwick LLP
                                                     -------------------------
                                                     KPMG Peat Marwick LLP
Omaha, Nebraska
April 12, 1999